EXHIBIT 10.9
                               IRREVOCABLE TRUST

                                     under
          Cort Furniture Rental Supplemental Executive Retirement Plan
                             Dated October 28, 1992








                             Date of this Agreement:
                                  June 1, 1996

                               TABLE OF CONTENTS


                         ARTICLE I - General Provisions

1.01 Irrevocable ..........................................................    2
1.02 Effective Date .......................................................    2
1.03 Definitions ..........................................................    2
1.04 General Scope of Trustee's Duties ....................................    2

               ARTICLE II - Establishment and Acceptance of Trust

2.01 Establishment of Trust ...............................................    3
2.02 Acceptance of Trust ..................................................    3
2.03 Contributions to the Plan ............................................    3
2.04 Prior Trustees .......................................................    3
2.05 Segregation of Plan Assets ...........................................    3

                      ARTICLE III - Allocation of Authority

3.01 Plan and Trust Administration ........................................    4
3.02 Identity of Plan Administrator .......................................    4
3.03 Communications .......................................................    5
3.04 Certifications, Instructions, etc ....................................    5
3.05 Retention of Advisers ................................................    6
3.06 Other Services by the Trustee ........................................    6

                    ARTICLE IV - Payments from the Trust Fund

4.01 Directions by Plan Administrator .....................................    7
4.02 Segregation of Assets for Payments ...................................    8
4.03 Disputes .............................................................    8

                     ARTICLE V- Investment of the Trust Fund

5.01 Investment Discretion in General .....................................    9
5.02 Investment Powers ....................................................    9
5.03 Location of Indicia of Ownership .....................................   10
5.04 Employer Securities and Real Property ................................   10
5.05 Bank Securities, Deposits, and Collective Trust Funds ................   11
5.06 Insurance Contracts ..................................................   11

 5.07 Cash ................................................................   11
 5.08 Diversification of Investments ......................................   11
 5.09 Trustee's Liability .................................................   11

          ARTICLE VI - Plan Funding Policy and Direction of Investments

 6.01 Plan Funding Policy .................................................   12
 6.02 Named Fiduciaries ...................................................   12
 6.03 Investment Managers .................................................   12

                          ARTICLE VII - Trustee Powers

 7.01 Trustee Powers ......................................................   14

                 ARTICLE VIII - Compensation. Expenses and Taxes

 8.01 Compensation ........................................................   17
 8.02 Expenses ............................................................   17
 8.03 Taxes ...............................................................   17
 8.04 Charge Upon the Trust Fund ..........................................   17

                       ARTICLE IX- Records and Accountings

 9.01 Record Keeping ......................................................   18
 9.02 Annual and Final Accountings ........................................   18
 9.03 Judicial Accountings ................................................   19
 9.04 Other Accountings ...................................................   19
 9.05 Federal Filings .....................................................   19
 9.06 Valuation of the Trust Fund .........................................   19

                 ARTICLE X - Resignation or Removal of Trustees

10.01 In General ..........................................................   20
10.02 Successor Trustee ...................................................   20
10.03.Transfer of Assets ..................................................   20

                     ARTICLE XI - Amendment and Termination

  11.01 Amendment of Agreement of Trust ...................................   21
  11.02 Termination of Plan and Trust .....................................   21
  11.03 Distribution of Assets Upon Termination ...........................   21
  11.04 Retention of Certain Assets .......................................   21

                     ARTICLE XII - Dissolution. Merger etc.

  12.01 The Trustee .......................................................   22
  12.02 The Employer ......................................................   22
  12.03 The Plan ..........................................................   22

                    ARTICLE XIII - Miscellaneous Provisions

  13.01 Applicable Law ....................................................   23
  13.02 Spendthrift Clause ................................................   23
  13.03 Necessary Parties to Judicial Proceedings .........................   23
  13.04 Bond ..............................................................   23
  13.05 Indemnification ...................................................   23
  13.06 Irrevocability ....................................................   24
  13.07 Counterpart .......................................................   24

                               IRREVOCABLE TRUST

                                     under

          Cort Furniture Rental Supplemental Executive Retirement Plan


         THIS AGREEMENT is made this 1st day of June, 1996, between Cort Furniture Rental Corporation (the "Employer"), and Mentor Trust Company, Virginia (the "Trustee"),

                                   WITNESSETH

         WHEREAS, the Employer has established the Cort Furniture Rental Supplemental Executive Retirement Plan (the "Plan"), dated October 28, 1992; and

         WHEREAS, the Employer wishes to establish with the Trustee a successor trust (the "Trust") to hold, invest, and administer the amounts held in and to be contributed to the Plan, in order to replace Crestar Bank, N.A., the previous trustee;

         NOW, THEREFORE, the Employer and the Trustee, each intending to be legally bound, agree as follows:

                                   ARTICLE I

                               General Provisions

         1.01 Irrevocable Trust. The Trust established and maintained according to this Agreement of Trust is intended to qualify as an irrevocable grantor trust within the meaning of Section 671 of the Internal Revenue Code of 1986, as amended, the assets of which remain part of the general assets of the Employer. The creation of the Trust does not cause the Plan to be other than "unfunded" for purposes of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA").

         1.02 Effective Date. The effective date of this Agreement of Trust is June 1, 1996.

         1.03 Definitions. The terms used herein shall have the meanings given to them by ERISA or the official text of the Plan, unless the context clearly indicates a different meaning.

         1.04 General Scope of Trustee's Duties.

          (a) The duties of the Trustee with respect to the Plan shall be solely as provided in this Agreement of Trust. The Trustee shall not be a party to the Plan. The Trustee shall discharge its duties under this Agreement of Trust in accordance with all applicable laws.

          (b) If any assets of the Plan are held by any insurance company or trustee other than the Trustee, the Trustee shall have the duties specified in this Agreement of Trust with respect only to those assets of the Plan which are held hereunder, and, except to the extent otherwise required by applicable law, shall have no liability for any loss to the Plan arising from any act or omission by any such insurance company or other trustee.

                                   ARTICLE II

                     Establishment and Acceptance of Trust

         2.01 Establishment of Trust. The Employer hereby establishes with the Trustee a trust consisting of such sums of money, and such property acceptable to the Trustee, as shall from time to time hereafter be paid or delivered to the Trustee under the Plan, and only with respect to such sums of money or other acceptable property. All such money and property, all investments and reinvestments made therewith and proceeds thereof, and all earnings and profits therein, less any losses thereon, and less the payments which at the time of reference shall have been made by the Trustee as authorized herein are referred to as the "Trust Fund." The Trust Fund shall be all of the assets held from time to time within the account of the Trust Fund. No assets in excess of those attributable to the Plan shall be used to pay benefits or expenses under the Plan. The Trustee shall hold, invest, and deal with the Trust Fund in accordance with this Agreement of Trust.

         2.02 Acceptance of Trust. The Trustee hereby accepts the Trust established hereunder.

         2.03 Contributions to the Plan. The Trustee shall not be responsible for calculating or collecting any contributions due under the Plan, and shall be accountable solely for contributions actually received by it. The Trustee shall not be responsible for the accuracy of any amount received or for determining whether or not the amount is in accordance with the requirements of the Plan. The Employer will be solely responsible for determining the contributions to be made under the Plan, the accuracy thereof, for delivering the same to the Trustee, and for complying with any law applicable to contributions to the Plan.

         2.04 Prior Trustees. The Trustee is not responsible for pursuing Plan assets held by any prior trustee or any trustee with respect to other assets of the Plan, and shall be responsible only for property received by it. The Trustee will have no duty to inquire into actions taken under the Plan by any prior trustee, or by any trustee with respect to other assets of the Plan.

         2.05 Segregation of Plan Assets.

          (a) Although assets of the Plan are held in Trust hereunder, the assets remain the sole property of the Employer, subject to the Employer's control; the Employer acknowledges that the assets of the Plan remain subject to the claims of Employer's creditors.

          (b) The assets of the Plan shall be returned to the Employer or distributed to participants in the Plan, according to the Employer's instructions. All instructions given by the Employer to the Trustee with respect to the Trust Funds held hereunder shall be in accordance with the terms of the Plan documents.

          (e) Upon termination of the Plan, any residual Plan assets which remain in the Trust Fund after making distributions to participants according to the Employer's instructions, shall be returned to the Employer.

                                  ARTICLE III

                            Allocation of Authority

         3.01 Plan and Trust Administration. Except as otherwise provided in 3.06, the Trustee shall not be responsible for administration or interpretation of the Plan, but shall be responsible solely for the directed investment and safekeeping of the Trust Fund.

         3.02 Identity of Plan Administrator.

          (a) The Employer shall from time to time notify the Trustee in writing of the identity of the person or persons, or of the members of the committee or committees, that are acting as the "Administrator" of the Plan. Unless and until notified to the contrary, the Trustee shall assume that the Employer is acting as Plan Administrator of the Plan. All references in this agreement to the Plan Administrator mean the Employer unless and until the Employer appoints a different Plan Administrator and so notifies the Trustee. If the Employer, acting as Plan Administrator, retains the services of one or more contract record-keeping firms (Agent Firms) for the purpose of maintaining Plan participant account records, filing required reports or returns with the Internal Revenue Services, the Department of Labor or other governmental agencies or for other, similar, duties, such Agent Firms will be identified by the Employer to the Trustee and the Trustee may accept information and instructions from Agent Firms as if received from the Plan Administrator. The Employer agrees to indemnify and hold Trustee harmless from any loss resulting from reliance by Trustee on information or instructions delivered to Trustee by an Agent Firm, unless and until Trustee has been informed by Employer that the services of such Agent Firm have been terminated by Employer.

          (b) The Trustee is authorized and directed to accept and deliver information and accept instructions for Plan distributions from the Plan Administrator or from one or more Agent Firms.

          (c) Except as otherwise provided in 3.02 and 3.03, any power held by the Employer under this Agreement of Trust shall be exercised through resolutions adopted by the board of directors of the Employer.

          (d) Any power held by the Employer under this Agreement of Trust which is delegated by the Employer to any other person or committee shall be exercised by such person or committee. The Employer shall from time to time notify the Trustee in writing of the identity of such person, or of the members of such committee, and the scope of the responsibility and power so delegated.

          (f) Unless it receives notice to the contrary from the Employer, the Trustee shall be fully protected in assuming that any appointment or delegation described in this section remains in effect unchanged. At the Trustee's request, the Employer shall provide evidence satisfactory to the Trustee that any such appointment or delegation has been properly made in accordance with the terms of the Plan and any applicable laws. At the Trustee's request, the Employer shall provide specimen signatures of any persons described in this section.

         3.03 Communications.

          (a) Any direction, certification, or notice (hereinafter referred to as "communications") from the Employer, or from any person or committee involved in the administration of the Plan, to the Trustee shall be made or confirmed in writing in a manner acceptable to the Trustee. Communications from a committee shall be signed by a majority of its members, except that if the Trustee is notified in writing by a majority of the members of the committee that future communications may be signed by a lesser number of members, and given the number or names of members of the committee who may sign future communications, the Trustee may rely on communications signed by such lesser number of members as being authorized by and reflecting the action of the committee.

          (b) Communications to the Trustee shall be addressed to the Trustee's principal office at 901 East Byrd Street, Richmond, Virginia 23219. Communications to the Employer or to any person or committee involved in the administration of the Plan shall be sent to the principal office of the Employer, or to such other address as may be specified in a written instrument delivered to the Trustee. No communication shall be binding until received. Communications sent by facsimile machine will be followed up by regular communication sent to the above address.

          (c) The Trustee shall be fully protected in acting upon any communication, instrument or other paper believed by it to be genuine and to be signed or presented by the proper person or persons, and the Trustee shall be under no duty to make any investigation or inquiry as to any statements contained in any such communication but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

         3.04 Certification, Instructions, etc.

          (a) The Employer shall provide to the Trustee, at the Trustee's request, such certification and/or other evidence of fact as the Trustee may deem desirable in order to permit the Trustee to perform its duties, exercise its powers. The Trustee shall be fully protected in relying upon such certifications and other evidence.

          (b) If at any time the Trustee is in doubt concerning the course it should follow under this Agreement of Trust (except as to any decision which is expressly entrusted to the Trustee's discretion hereunder), it may request instructions from the Employers or the Plan Administrator, and may refrain from taking the questioned action until it receives such instructions. The Trustee shall be fully protected in acting or not acting in reliance upon such instructions.

          (c) The Employer shall keep the Trustee supplied with current and correct copies of all Plan documents and instruments.

          (d) The Trustee shall be under no duty to question any communication of the Employer or Plan Administrator. The Trustee shall not be responsible for any financial losses incident to, or any other liabilities resulting from, errors, mistakes, or omissions contained in such communications.

         3.05 Retention of Advisers. The Trustee may consult with legal counsel and other professional advisers (who may but need not be its own counsel or adviser, or counsel or adviser to the Employer, the Plan or to any Plan participant or beneficiary) with respect to the meaning and construction of this Agreement of Trust or its powers, duties, and conduct hereunder. The Trustee shall be fully protected in acting pursuant to, or relying upon, the advice of such legal counsel or advisers. Pursuant to 8.02, the Trustee may in the retention of such advisers, receive reimbursement for expenses incurred from the Trust Fund.

         3.06 Other Services by the Trustee. The Employer, or the Plan Administrator (if other than the Employer) may at any time, with the consent of the Trustee, employ the Trustee in its corporate (not its fiduciary) capacity as agent to perform "ancillary services" or services necessary for the establishment or operation of the Plan. Any such agency relationship shall be established by a separate written agreement, and the existence of such arrangement, and actions performed by the Trustee under such arrangement, shall not affect its responsibilities or liabilities as Trustee under this Agreement of Trust. Any such services shall be provided at such reasonable rate of compensation, as may be agreed upon between the Employer and the Trustee.

                                   ARTICLE IV

                          Payments from the Trust Fund

         4.01 Directions by Plan Administrator.

          (a) The Trustee shall make payments out of the Trust Fund in such form as the Plan Administrator may from time to time direct in writing for the payment of Plan benefits, the purchase of annuity contracts, or the payment of expenses of administering the Trust Fund or the Plan. Any such direction shall specify that the payment is made for one or more of the purposes listed herein, but need not describe the specific application to be made of the payment. The Trustee shall not pay any Plan benefits without such directions, even though it may be informed from other sources (including, without limitation, a Plan participant or beneficiary) that benefits are payable under the Plan. The Trustee shall have no responsibility to determine when, to whom, or in what amount benefits are payable under the Plan. The Plan Administrator may give directions as to payments and distributions from the plan directly to agent firms, in which case, the entry concerning such payment or distribution transaction on the account statement of the agent firm will constitute notice by the Plan Administrator to the Trustee.

          (b) Any such direction shall constitute a certification by the Plan Administrator that the direction is consistent with the terms of the Plan, and any applicable laws, and the Trustee shall be fully protected in relying upon any such certification, unless the Trustee knows or should know that it is improper.

          (c) All amounts to be distributed to participants under the plan shall be paid by the Trustee to the Plan Administrator. The Plan Administrator shall be responsible for calculating withholding taxes to be deducting from distributions to participants, making the deposit of withholding taxes, payment of the net amount of each distribution (after deducting withholding taxes) to participants and filing all tax and other returns and reports, required in connection with distributions from the plan.

         4.02 Segregation of Assets for Payments. At the direction of the Plan Administrator, the Trustee shall segregate any designated portion of the Trust Fund for the purpose of making distributions under the Plan, and shall separately invest such portion in accordance with the instructions of the Plan participant entitled to the distribution.

         4.03 Disputes. If a dispute arises as to any payment or delivery, such payment or delivery shall be suspended until the dispute is finally resolved by a court of competent jurisdiction, or finally settled in writing by all of the parties concerned. The Trustee reserves the right to bring interpleader or other appropriate actions in courts of competent jurisdiction to determine how distributions of certain assets shall be made.

                                   ARTICLE V

                          Investment of the Trust Fund

         5.01 Investment Discretion in General.

          (a) The Trustee  shall  invest and  reinvest  the Trust Fund,  without distinction between principal and income, exactly according to the directions given to it by the Employer. The Employer may direct the Trustee to invest the Trust Fund in mutual funds or in a portfolio of securities, under the management of an investment manager appointed by the Employer pursuant to 6.03 of this Agreement.

          (b) The Trustee shall not be obligated to restrict Trust Fund investments to property of a character authorized for investment by trustees under the law of any state, district or territory.

         5.02 Investment Powers. In addition to any power granted to trustees under any statutes or other law, including (but not limited to) ss.26-45.1 of the Code of Virginia (which statutes and other laws, to the extent they grant investment powers applicable to trusts of the same or similar nature to this Trust, are incorporated herein by reference), in following the investment directions of an investment manager that may be appointed pursuant to 6.03 of this Agreement, the Trustee's investment powers shall include, but shall not be limited to, investment in the following:

          (a) common and preferred stocks of domestic or foreign issuers, including warrants, rights, and preferred stocks convertible into common stock, and covered call option contracts, regardless of where or how traded, subject however to the restrictions set forth in 5.04 and 5.05(a).

          (b) corporate bonds and debentures (whether or not convertible into common stock) of domestic or foreign issuers, subject however to the restrictions set forth in 5.04 and 5.05(a).

          (c) bonds and other obligations of the United States of America or of any foreign nation, and any agencies thereof, and any bonds and other obligations which are directly or indirectly guaranteed by the United States or any foreign nation, or any agency thereof;

          (d) obligations of the states, municipalities and any agencies thereof;

          (e) interests or participations in real estate investment trusts;

          (f) leaseholds of any duration;

          (g) mineral and other natural resources, including, but not limited to, oil, gas, timber and coal, and any participation therein in any form, including but not limited to, royalties, ownership, drilling, and exploration;

          (h) open-end and closed-end investment companies, regardless of the purposes for which such fund or funds were created and whether or not such investment companies are managed by affiliates of the Trustee;

          (i) any partnership, limited or general, joint venture, and other forms of joint enterprise created for any lawful purpose;

          (j) savings accounts, master savings accounts, certificates of deposit, and other types of deposits with any financial or quasi-financial institution, domestic or foreign, subject however to the restrictions set forth in 5.05(b);

          (k) any short-term or cash-equivalent common or collective trust fund, and any pooled commercial paper master note, subject however to the restrictions set forth in 5.05(c); and

          (1) any common or collective trust, exempt under section 501(a) of the Code, which is now or hereafter maintained by a bank or trust company exclusively for the collective investment of assets of trust funds, including, in accordance with 5.05(c), any such common or collective trust maintained by the Trustee. To the extent of the Trust Fund's interest in any such common or collective trust, the terms of the agreement or declaration of trust establishing such common or collective trust shall be a part of this Agreement of Trust as if set forth in full herein, and any assets transferred to any such common or collective trust shall be held, invested, and administered in accordance with such agreement or declaration of trust, which shall be controlling notwithstanding any contrary provision of this Agreement of Trust. Without limitation of the foregoing, the time and manner of withdrawals from any common or collective trust shall be established in the discretion of the trustee of such trust, and the responsibility for diversification of investments held under such common or collective trust shall be as provided for in such agreement or declaration of trust. For the purposes of valuing any interest under the Plan, the value of the Trust Fund's interest in such common or collective trust shall be the fair market value of the common or collective trust-fund units held by the Trust Fund, determined in accordance with generally recognized valuation procedures. The power to invest under this subsection shall be subject to the restrictions set forth in 5.05(c).

         5.03 Location of Indicia of Ownership. The Trustee shall not maintain the indicia of ownership of any asset of the Trust Fund outside the jurisdiction of the District Courts of the United States.

         5.04 Employer Securities and Real Property.

          (a) No portion of the Trust Fund shall be invested in any "employer securities" or "employer real property" (as such terms are defined under ERISA).

         5.05 Bank Securities, Deposits, and Collective Trust Funds.

          (a) Subject to 5.05 (b), and (c), no portion of the Trust Fund shall be invested in securities issued by Mentor Trust Company or any affiliate thereof.

          (b) The Trustee shall not borrow from the Mentor Trust Company, Virginia, except for temporary advancements or on a cash or overdraft basis.

          (c) The Trustee is authorized to invest any portion of the Trust Fund in interests in any common or collective trust fund maintained by the Trustee, if so directed by the Employer.

         5.06 Insurance Contracts. No portion of the Trust Fund shall be invested in any individual or group insurance policy or contract.

         5.07 Cash. At the direction of the Plan Administrator or Investment Manager, if any is appointed pursuant to 6.03 of this Agreement, the Trustee shall keep a portion of the Trust Fund in cash or cash equivalents in order to meet the short-term liquidity needs of the Plan. The Trustee shall not be liable for any interest on any cash or cash equivalents so maintained.

         5.08 Diversification of Investments. The Plan Administrator or Investment Manager, if any is appointed pursuant to 6.03 of this Agreement, shall be responsible for diversifying all the investments of the Trust Fund so as to minimize the risk of large losses, unless under the circumstances it would be clearly prudent not to do so. The Trustee's responsibility in this regard is to limited to following exactly the directions given to it, pursuant to 5.01 (a) of this Agreement.

         5.09 Trustee's Liability.

          (a) The Trustee shall not be liable for the acts or omissions of the Plan Administrator or Investment Manager, if any is appointed pursuant to
     6.03 of this Agreement. The Trustee shall have no responsibility or liability for any loss of income or of capital, nor for any unusual expense which the Trustee may incur, relating to any investment, or to the sale or exchange of any asset. The Trustee shall not act as an investment adviser to the Plan and shall not have any duty to question the directions regarding the purchase, retention, or sale of any asset given to the Trustee pursuant to 5.01 (a) of this Agreement. The Trustee shall not be liable to anyone for any loss sustained by the Trust Fund, for any inadequacy of the Trust Fund to meet or discharge any Plan payments or liabilities, or for any act or omission in the administration of this Agreement of Trust, except to the extent that this results from action or inaction on the part of the Trustee which is judicially determined to be a breach of its fiduciary duties, the terms of this Agreement or of applicable law. The Trustee shall not be liable for any claims for benefits under the Plan, and all of such claims shall be limited to the Trust Fund.

          (b) The Trustee shall not be liable for any breach of fiduciary responsibility by any other fiduciary with respect to the Plan.

                                   ARTICLE VI

                Plan Funding Policy and Direction of Investments

         6.01 Plan Funding Policy.

          (a) The Plan Administrator shall provide a procedure for establishing and carrying out a funding policy and method consistent with the Plan's objectives.

         6.02 Named Fiduciaries.

          (a) If the Trustee is subject to the direction of an Investment Manager pursuant to 6.03 of this Agreement, whether or not such Investment Manager is a Named Fiduciary, the Trustee shall follow the directions of such Investment Manager which the Trustee determines to be proper and made in accordance with the terms of the Plan.

          (b) The Trustee shall not be liable on account of having acquired, retained or sold any investment or reinvestment made in accordance with a direction of an Investment Manager appointed pursuant to 6.03 of this Agreement unless it shall have been judicially determined that any loss resulting from such acquisition, retention or sale was due to the willful misconduct of the Trustee or its failure to act in good faith in accordance with the provisions of this Agreement.

         6.03 Investment Managers.

          (a) If an Investment Manager is appointed by the Employer pursuant to this Agreement and the Plan, to manage all or a specified portion of the assets the Trust Fund, the Plan Administrator shall notify the Trustee of the effective date of the appointment, and shall certify to the Trustee that such appointment complies with the Plan, and that all powers of the Employer or the Plan Administrator under this Agreement of Trust which are to be exercised by such Investment Manager have been duly delegated to such Investment Manager. The Plan Administrator shall furnish the Trustee with a duly executed copy of the written agreement between the Plan Administrator and the Investment Manager specifying the Trust assets to be managed and the Investment Manager's duties and responsibilities with respect to such assets. The Investment Manager shall also certify to the Trustee its acceptance of its appointment, shall acknowledge that it is a fiduciary under the Plan, shall certify the identity of the person or persons authorized to give instructions or directions on its behalf, and shall provide specimen signatures of such persons. The Trustee shall be fully protected in relying on any written communication purporting to be signed by such persons on behalf of the Investment Manager as being the act of the Investment Manager. The Trustee may continue to rely upon any certification, agreement, or undertaking under this subsection until otherwise notified in writing by the Plan Administrator, the Employer or the Investment Manager.

          (b) If the Investment Manager resigns or is removed, the Plan Administrator or the Employer shall immediately notify the Trustee. The Trustee shall be fully protected in assuming that the appointment of an Investment Manager remains in effect until it receives such notice to the contrary from the Plan Administrator or the Employer.

          (c) During the period of the Investment Manager's authority, the Trustee shall accept instructions for the investment and reinvestment of the managed account solely in accordance with the written directions of the Investment Manager, and the Trustee shall act solely as custodian of such assets in the Trust Fund. The period of the Investment Manager's authority shall commence on the effective date of its appointment as stated by the Plan Administrator or the Employer, or (if later) upon the Trustee's receipt of all certifications and notifications required under 6.03(a), and shall end on the date the Trustee is notified of such Investment Manager's resignation or removal, or such later date as may be specified in such notice. When the period of the Investment Manager's authority ends, the Trustee shall invest and reinvest the assets of the account, theretofore managed by such Investment Manager, only as directed by the Employer or Plan Administrator.

          (d) During the period of the Investment Manager's authority, the Trustee shall be under no liability for loss of any kind which may result by reason of any action taken by it in accordance with any direction of such Investment Manager, by reason of its failure to exercise any power because of the failure of such Investment Manager to give directions, or by reason of any act or omission of the Investment Manager. If the Trustee does not receive directions from the Investment Manager with respect to any part of the Trust Fund designated to the Investment Manager, the Trustee shall hold such amounts in cash or cash equivalents. The Trustee shall have no duty to determine or inquire into whether or not directions from the Investment Manager are proper and lawful under the Plan, no duty to review any investment to be acquired, held, or disposed of pursuant to such directions, no duty to make investment recommendations, and no duty to invest or otherwise manage any asset in the appropriate portion of the Trust Fund. Any duty of supervision or review of the acts or omissions of an Investment Manager shall be the exclusive responsibility of the Plan Administrator. The Trustee shall be fully protected by the Employer in acting or not acting pursuant to any direction from the Investment Manager, or in failing to act in the absence of any such direction.

          (e) An Investment Manager that is an Investment Advisor registered as such under the Investment Advisors Act of 1940 and is affiliated with the Trustee through ownership by a common parent may be chosen by the Employer or Plan Administrator pursuant to 6.03 of this Agreement.

                                  ARTICLE V11

                                 Trustee Powers

         7.01 Trustee Powers.

          (a) At the direction of the Employer, Plan Administrator or Investment Advisor, and except to the extent inconsistent with applicable law or with provisions of the Plan and Trust, the Trustee shall have the following powers regarding the Trust and Trust Fund:

               (1) To sell at public or private sale, exchange, convey, transfer, lease or otherwise dispose of, and to grant options with respect to all or any part of any property at any time held in the Trust Fund, for such considerations, in cash or in credit, and upon such terms and conditions, as it shall deem advisable; provided that any put or call options held in the Trust Fund shall be traded on and purchased through a national securities exchange registered under the Securities Exchange Act of 1933, as amended, or, if not traded on a national securities exchange, guaranteed by a member firm of the New York Stock Exchange.

               (2) To compromise or settle any claim in respect of any debt or other obligation due to it as Trustee hereunder, to institute and prosecute any and all legal proceedings (including foreclosure proceedings) on behalf of the Plan, and to take any other action for the purpose of enforcing any such claim, and to change the rate of interest or extend the maturity date of any such debt or obligation.

               (3) To compromise or settle any claim with respect to any debt or other obligation due to third persons from it as Trustee hereunder; to defend any and all legal proceedings in respect of any such claim; and to change the rate of interest on, extend the maturity date of, or otherwise modify the terms of any such debt or obligation.

               (4) To join in and become a party to, or to oppose any reorganization (including any consolidation, merger or other capital changes) of any corporate securities which may at any time be held in the Trust Fund, or any plan or agreement for the protection of the interests of the holders of any such securities; to participate in any such protective plan or agreement or any such reorganization to the same extent and as fully as though it were the absolute and sole owner of such securities; to deposit with any plan administrator or depository pursuant to any such protective plan or agreement or any such reorganization any securities held in the Trust Fund; to make payments from the Trust Fund of and charges or assessments imposed by the terms of any such protective plan or agreement upon any such reorganization; and to receive and continue to hold in the Trust Fund any property allotted to the Trust Fund by reason of the Trustee's participation therein.

               (5) To vote,  in person or by general or  limited  proxy,  on any securities at any time held in the participant's separate account within the Trust Fund, at any meeting of security holders,  with  respect  to any  business  that  may come  before  the meeting; so that the participant may execute general or limited proxies to one or more nominees; so that the participant may consent to, approve and authorize any corporate act or proceeding, including any merger on consolidation, lease, mortgage or sale of corporate property, or dissolution or liquidation, whether or not proposed at any such meeting; so that each participant may execute such instruments as may be necessary or appropriate therefore; and so that each participant may generally exercise the powers of an owner with respect to stocks, bonds, securities, or other property

               (6) To exercise any conversion or subscription rights appurtenant to any securities at any time held in such participant's separate account within the Trust Fund or to sell any such rights.

               (7) To execute, acknowledge and deliver any and all deeds, leases, assignments and other instruments that it may deem necessary or proper in the exercise of any of its powers under this Agreement.

               (8) To cause any property at any time held in the Trust Fund to be registered in the name of a nominee of the Trustee or of an agent firm, without disclosure of the Trust, or to hold in bearer form any securities at any time held in the Trust Fund so that they will pass by delivery, but any such registration or holding by the Trustee or by an agent firm shall not release the Trustee from its responsibility for the safe custody and disposition of the Trust Fund, in accordance with the terms and provisions of this agreement.

               (9) To borrow from time to time money from persons or others (but not from a party in interest) for the purposes of the Trust created hereby on such terms and conditions as the Trustee may deem advisable.

               (10) To employ suitable agents and counsel, and to pay their reasonable expenses and compensation.

               (11) To hold part or all of the Trust Fund uninvested at any affiliated firm or any agent firm.

               (12) To invest and reinvest in open-end and closed-end mutual funds to such extent as is prudent under the circumstances.

               (13) To do all acts, whether or not expressly authorized herein, which it may deem necessary and proper for the protection of the property held hereunder, and to carry out the purposes of the Plan.

         If there is more than one Trustee designated and acting as such under this Trust, all actions by the Trustee must be adopted by a majority of the Trustees.

          (b) In addition and not by way of limitation, the Trustee shall have any and all powers concerning the investment, retention, and sale of property held in the Trust Fund as if it were absolute owner of the property, and no restrictions with regard to the property so held shall be implied, warranted, or sustained by reason of this Agreement of Trust, provided, however, the Trustee shall exercise such power only in accordance with the instructions it receives from the Employer.

                                  ARTICLE VIII

                        Compensation, Expenses, and Taxes

         8.01 Compensation. The Trustee shall be entitled to receive compensation for its services as Trustee at the annual rate of 0.15% of the total value of the assets of the Plan, payable quarterly in arrears based on the total value of the Trust Fund on the first day of each quarter. For any year during which the Trustee serves as Trustee for less than the full year of the plan, the compensation paid to the Trustee pursuant to this paragraph shall be pro-rated per diem.

         8.02 Expenses. The Trustee shall be entitled to reimbursement for all reasonable expenses properly and actually incurred by it in the performance of its duties hereunder, including (but not limited to) legal and accounting expenses, expenses incurred as a result of disbursements and payments made by the Trustee, reasonable compensation for services rendered to the Trustee by agents, counsel, and other third parties, and expenses incident to the rendering of such services. The expenses of the Trustee and the compensation of the persons rendering such services shall be paid by the Trust Fund, unless otherwise paid for by the Employer.

         8.03 Taxes.

          (a) The Trustee shall pay out of the Trust Fund all taxes (including interest and penalties) of any and all kinds levied or assessed under existing or future laws against the Trust Fund.

          (b) The Trustee shall notify the Plan Administrator of any proposed or final tax levies or assessments against the Trust Fund concerning which it receives notice. Unless directed to the contrary by the Plan Administrator within thirty (30) days after such notification, the Trustee shall pay any such taxes. If the Plan Administrator so requests in writing within said period, the Trustee shall contest the validity of such taxes in any manner deemed appropriate by the Plan Administrator. The Employer may itself contest the validity of any such taxes, in which case the Plan Administrator shall so notify the Trustee, and the Trustee shall have no responsibility or liability respecting such contest. If either party to this Agreement of Trust contests any such levy or assessments, the other party shall provide such information and cooperation as the party conducting the contest shall reasonably request.

         8.04 Charge Upon the Trust Fund. All compensation, expenses and taxes specified in this Article, to the extent that they are not paid or reimbursed by the Employer, shall constitute a charge upon the Trust Fund, and may be withdrawn by the Trustee from the Trust Fund. The Trustee may liquidate assets as it may deem necessary to make such payment. If the amount cannot be withdrawn from the Trust Fund, it shall be paid by the Employer.

                                   ARTICLE IX

                             Records and Accountings

         9.01 Record Keeping.

          (a) The Trustee shall keep accurate and detailed accounts of all investments, receipts and disbursements and other transactions hereunder, and all accounts, books, and records relating thereto shall be open at all reasonable times to inspection and audit by any person designated by the Employer or the Plan Administrator. Maintaining copies of account statements created by any brokerage firm, including an affiliate the Trustee, with which the Trustee deposits the assets of the Trust Fund, shall fulfill the Trustee's obligations in this regard. The Trustee need not keep records of the interests in the Trust Fund of individual participants and beneficiaries, unless it undertakes in a separate written agreement with the Employer under 3.06 to keep such records.

          (b) All records and accounts maintained by the Trustee with respect to the Trust Fund shall be preserved for such period as may be required under any applicable law. Upon the expiration of such period, the Trustee may destroy such records and accounts, after notifying the Plan Administrator in writing of its intention to do so and transferring to the Plan Administrator any of such records and accounts which the Plan Administrator timely requests. The Trustee shall have the right to preserve all records and accounts in original form, or on microfilm, magnetic tape, optical disk or other similar form.

         9.02 Annual and Final Accountings.

          (a) Within ninety (90) days after the close of each fiscal year of the Trust Fund, or after the close of such other period as may be agreed upon between the Trustee and the Plan Administrator, and within ninety (90) days (or such other period as may be agreed upon) after the effective date of the removal or resignation of the Trustee, the Trustee shall file with the Plan Administrator a certified written report setting forth all contributions, earnings from investments, gains on assets, other receipts, benefit payments, administrative expenses and other expenses of the Trust Fund, disbursements, the net income or loss of the Trust Fund, the net assets at the beginning and end of each accounting period and the net earnings of the Trust Fund during such period. The Employer, acting as Plan Administrator, shall be responsible to have all such accounting reports prepared for the Trustee by the Plan Administrator or by any other administrator retained by the Employer for such purpose.

          (b) Within ninety (90) days after the filing of any such account, the Trustee shall make available to the Plan Administrator or its designated agent such additional information, support data, and work papers as the Plan Administrator may reasonably request in order to determine the correctness of the Trustee's account and the propriety of the actions of the Trustee therein reported.

          (c) Within ninety (90) days after the filing of such account, the Plan Administrator or its designated agent shall examine such account. If the Plan Administrator or its designated agent shall discover anything in such account which leads it to suspect that such account may be incorrect, or that any action by the Trustee therein reported may have been mistaken or otherwise improper, the Plan Administrator shall notify the Trustee thereof. The Trustee's duties with respect to correction of any accounting report shall be limited to checking the mathematical accuracy of the report and cooperating with the Employer and the Plan Administrator in seeking corrections to be made by the Plan Administrator. To the extent permitted by applicable law, the Trustee shall be forever released and discharged from all liability and accountability to the Employer, the participants, the beneficiaries and all other persons with respect to the propriety of its acts and transactions shown or reflected in such account, except with respect to any acts or transactions as to which the Plan Administrator shall file written objections within such ninety (90) day period. If the Plan Administrator files such objections, and if it is later satisfied that its objections should be withdrawn, or if the account is adjusted to its satisfaction, the Plan Administrator shall indicate its approval of the account in a written statement filed with the Trustee, and the Trustee shall be forever released and discharged in the same manner as if no objections had ever been filed.

         9.03 Judicial Accountings. Nothing contained in this Agreement of Trust or in the Plan shall deny the Trustee the right to obtain a judicial settlement of its accounts at any time.

         9.04 Other Accountings. The Employer and the Plan Administrator shall not be entitled to any accounting by the Trustee other than as provided under
9.02 or as required by law. No participant, beneficiary, or other person other than the Employer or the Plan Administrator shall be entitled to any accounting by the Trustee, except as may be required by law.

         9.05 Federal and State Filings. The Trustee shall be fully protected in assuming that the Plan Administrator has timely made any required federal and state filings.

         9.06 Valuation of the Trust Fund. The fair market value of the Trust Fund shall be determined at least annually, and at such other times as the Plan Administrator may determine to be necessary in order to administer the Plan. Each such valuations shall be prepared by the Trustee.

                                   ARTICLE X

                       Resignation or Removal of Trustees

         10.01 In General. The Trustee may be removed with or without cause by the Employer upon five days written notice to that effect delivered to the Trustee. The Trustee may resign as Trustee hereunder upon thirty days written notice to that effect delivered to the Employer.

         10.02 Successor Trustee. If the Trustee shall resign or be removed, the Employer shall appoint a successor Trustee, whose duties shall commence as of the effective date of such removal or resignation. The Plan Administrator or the Employer shall require the successor Trustee to deliver to the Trustee a written instrument accepting such appointment. Upon the commencement of its duties, the successor Trustee shall be vested with the same powers and duties as those conferred upon the Trustee under this Agreement of Trust. If the Employer fails to appoint a successor Trustee after appropriate notice, the Trustee may name the Plan Administrator as Trustee and forward the assets to such successor.

         10.03 Transfer of Assets.

          (a) As soon as reasonably practicable after the settlement of its account, or at such earlier time as shall be agreed upon by the parties to this Agreement, and the successor Trustee, the Trustee shall assign, transfer, and deliver to the successor Trustee all of the property then held by it in the Trust Fund, except such amount as the Trustee may reserve in order to cover its compensation, its expenses in connection with its administration of the Trust Fund and the settlement of its account, and payment of any taxes assessed or levied against the Trust Fund for the period preceding the effective date of its removal or resignation. The Trustee shall pay over to the successor Trustee any balance of any such reserve that shall remain after payment of such compensation, expenses, and taxes. The delivery of assets of the Trust Fund shall not be deemed a waiver by the Trustee of any lien or claim it may have on the Trust Fund under 8.04 or otherwise.

          (b) If the Trustee holds any property which it deems to be unsuitable for delivery to the successor Trustee, it shall retain such property. As to such retained property alone, it shall be co-trustee with the successor Trustee its duties and obligations being limited solely to any such retained property.

                                   ARTICLE XI

                           Amendment and Termination

         11.01 Amendment of Agreement of Trust. This Agreement of Trust may be amended at any time and from time to time by a written instrument executed by the Trustee and the Employer. Provided, however, no amendment shall have the effect of placing the assets of the Plan beyond the claims of creditors of the Employer, of revoking this Trust or diminishing the rights of participants to the benefits in the plan documents, or of granting to any participant or his beneficiary any right of voluntary or involuntary assignment. The instrument of amendment shall specify its effective date.

         11.02 Termination of Plan and Trust. The Employer reserves the right at any time and from time to time to terminate the Plan and this trust in whole or in part by resolution of the board of directors of the Employer. At least ninety
(90) days prior to the proposed effective date of the intended termination, the Employer shall notify the Trustee in writing of such intended termination.

         11.03 Distribution of Assets Upon Termination.

          (a) If the Plan is terminated in its entirety, the Trustee shall hold and/or dispose of the Trust Fund in accordance with the written instructions of the Employer, under the provisions of the plan documents, subject to the Trustee's right to receive a written or judicial settlement of its account. The Trustee may, however, reserve such amount as it deems advisable to cover its compensation, its expenses in connection with its administration of the Trust Fund and the settlement of its account, and the payment of any unpaid taxes assessed or levied against the Trust Fund.

          (b) The Trustee shall be fully protected in making distributions in reliance upon any directions made by the Employer under this section, unless the Trustee knows such directions to be improper.

          (c) If no direction is provided by the Employer as to the holding and/or distribution of the Trust Fund upon termination of the Plan, the Trustee shall make such distributions as are specified by the Plan. If the Plan is silent as to such distributions, or in the opinion of the Trustee inconsistent with then-applicable law, the Trustee shall distribute the Trust Fund to Plan participants and beneficiaries in an equitable manner, for which purpose the Trustee reserves the right to seek a determination from a court of competent jurisdiction as to the proper method of distributing the Trust Fund upon termination of the Plan and the trust.

         11.04 Retention of Certain Assets The Trustee reserves the right to retain such property as is not, in the sole discretion of the Trustee, suitable for distribution at the time of termination of the Plan and this trust. The Trustee shall hold such property as custodian for those persons or other entities entitled to such property, until such time as the Trustee is able to make distribution. The Trustee's duties and obligations with respect to any property so held shall be purely custodial in nature, and the Trustee shall only be obligated to see to the safekeeping of such property prior to its distribution.

                                   ARTICLE XII

                            Dissolution, Merger, etc.

         12.01 The Trustee. In the event that the Trustee merges or consolidates with another corporation or sells or transfers all or substantially all of its assets and business to another corporation, or is in any manner reorganized or reincorporated, then the resulting or acquiring corporation shall thereupon become the Trustee hereunder without the execution of any instrument and without the need for any action by the Plan Administrator, any participant or beneficiary, or any other person having or claiming to have an interest in the Trust Fund or the Plan.

         12.02 The Employer. In the event that the Employer merges or consolidates with another corporation or sells or transfers all or substantially all of its assets and business to another corporation, or is in any manner reorganized or reincorporated, then the resulting or acquiring corporation shall thereupon become subject to the terms, conditions and obligations of this Agreement and the plan documents.

         12.03 The Plan.

          (a) At the Plan Administrator's or Employer's direction, the Trustee shall accept the transfer to the Trust Fund of assets acceptable to it from any trustee or insurance company maintaining any other investment medium of the Plan.

          (b) At the Plan Administrator's or Employer' direction, the Trustee shall transfer such part of the assets of the Trust Fund as the Plan Administrator or Employer may specify to any trustee or insurance company maintaining any other investment medium of the Plan.

          (c) Any direction of the Plan Administrator or the Employer described in this section shall constitute a certification that the transfer so directed is in conformity with the provisions of the Plan, and this Agreement of Trust. The Trustee shall be fully protected in relying upon any such certification, and shall not be responsible for determining the effect of any such transfer upon the interests of participants and beneficiaries of any Plan.

                                  ARTICLE XIII

                            Miscellaneous Provisions

         13.01 Applicable Law. This Agreement of Trust shall be administered, construed, and enforced, to the extent possible, according to the laws of the Commonwealth of Virginia. In the case of any conflict between the Plan and this Agreement of Trust, the provisions of this Agreement of Trust shall govern.

         13.02 Spendthrift Clause. No right or claim in or to the Trust Fund or any assets thereof shall be assignable or subject to garnishment, attachment, execution, levy, or alienation of any land. Any attempt to transfer, assign, pledge, or otherwise alienate the same shall be void and shall not be recognized by the Trustee, except to such extent as may be legally required. No Plan participant or beneficiary or any other person shall have any interest in or right to any portion of the Trust Fund, except as expressly provided under the Plan and this Agreement of Trust.

         13.03 Necessary Parties to Judicial Proceedings. To the extent permitted by law, only the Trustee and the Employer shall be necessary parties in any application to the courts for an interpretation of this Agreement of Trust or for an accounting by the Trustee, and no Plan participant or beneficiary or other person having an interest in the Trust Fund shall be entitled to any notice or service of process. Any final judgment entered in any such action or proceeding shall, to the extent permitted by law, be conclusive upon all persons claiming under this Agreement of Trust. If the Trustee so elects, however, it may bring in any other person or entity as a party to any such proceeding.

         13.04 Bond. The Trustee shall not be required to give any bond or other security for the faithful performance of its duties under this Agreement of Trust, except such as may be required by mandatory provisions of law which cannot be waived.

         13.05 Indemnification. In any case where this Agreement of Trust provides that the Trustee shall be fully protected in relying upon, or acting or refraining from acting in accordance with, a particular communication, and where the Trustee so relies, acts, or refrains from acting on the basis of a communication which it believes in good faith to be within the scope of authority of the person or committee from which it purports to have originated, then the Employer shall indemnify the Trustee and hold it harmless from any and all claims, loss, damages, expenses (including reasonable attorneys' fees and disbursements), and liability (including any reasonable amounts paid in settlement with or without the Employer's approval) arising from or incurred as a result of such reliance, action, or inaction. Any obligation to provide indemnification under this Agreement shall be expressly conditioned upon the Trustee providing written notice to the Employer of any pending or threatened action within thirty days after the Trustee obtains knowledge of such action and offering the Employer the right to control the defense of any such action.

         13.06 Irrevocability. Subject to the provisions of the Plan, the Trust is declared to be irrevocable.

         13.07 Counterparts. This Agreement of Trust may be executed in any number of counterparts, each of which shall be deemed an original, and may be sufficiently evidenced by any one counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement of Trust to be executed by their respective officers hereunto duly authorized, and their corporate seals to be hereunto affixed and attested, on the date first written above.




ATTEST:                             Cort Furniture Rental Corporation



/s/ B. Frost                        By: /s/ Edward J. Baer
--------------------                   ---------------------------



ATTEST:                             Mentor Trust Company, Virginia



/s/ M. A.                            By: /s/ Charles M. Aulino
--------------------                   ----------------------------

STATE OF VIRGINIA                   :
                                    :    SS.
CITY/COUNTY OF FAIRFAX              :


         On this 28th day of May 1996, before me personally came Edward J. Baer, to me known, who being by me duly sworn, did depose and say that he resides in the State of Virginia, that he is an officer of Cort Furniture Rental Corporation, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                             Sandra L. Kosch
                                             -----------------------------
                                                   Notary Public

[SEAL]


My commission expires:  December 31, 1996

COMMONWEALTH OF VIRGINIA                    :
                                            :     SS.
CITY OF RICHMOND                            :


         On this 21st day of May, 1996, before me personally came Charles M. Aulino, to me known, who being by me duly sworn, did depose and say that he resides in the Commonwealth of Virginia, that he is an officer of Mentor Trust Company, Virginia, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                              /s/ Mindy Ann Komski
                                             --------------------------
                                                   Notary Public

[SEAL]


My commission expires:  June 30, 1997.